EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Mama’s Creations, Inc. (the “Company”), on Form 10-Q for the period ended July 31, 2026, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Gruber, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 3, 2026	By:	/s/ Anthony Gruber
Anthony Gruber
Principal Financial Officer
Mama’s Creations, Inc.